Guarantee 006

Guarantee Contract

China Construction Bank

Zhejiang Branch

Contract No.: 6472009992010004

Guarantor (Party A): Xu Ke Cheng

Domicile: Changxing             Zip Code: 313100

Tel.:

Lender (Party B): China Construction Bank Corporation Longxing Sub-branch
Domicile: No. 18,                    Street,               Township, Longxing                             Zip Code: 313100
Person in Charge: WANG Wei

Facsimile:                                Tel.: 6024028

In order to guarantee the fulfillment of Renminbi Loan contract, No. 64720012302010004, (“Master Contract) of Changxing Chisen Electric co., Ltd (hereinafter referred as Borrower). In order to protect the realization of Lender’s right of Lender, the Guarantor is willing to provide guarantee to Lender. Both Parties hereby agree as follows through negotiations on the basis of equality.

Article 1 Scope of Guarantee

1. The scope of guarantee hereof is:

1.1 All liabilities of the debt. Including but not limited to principle, the interest (including the compound interest and penalty interest), liquidated damage, damages, other amount that Borrower shall pay to Party B (including but not limited to the related handling charge, communication fee, miscellaneous fees and the related bank fees that the foreign beneficiary under refuses to undertake), any and all the fees incurred to Party B arising from the realization of Lender’s right and guarantee right (including but not limited to litigation fees, arbitration fees, fees for preservation of properties, travelling expenses, enforcement fees, appraisal fees, auction fees, public notarization fees, service fees, public announcement fees and attorney’s fees).

Article 2 Method of Guarantee

The guarantee provided by Party A hereunder shall be the guarantee with several and joint liability.

Article 3 Term of Guarantee

The Term of Guarantee hereunder shall be two years as from the effectiveness date of this Contract until the expiration date of the term for fulfilling the debt under the Master Contract. Where the term of the debt is extended, subject to the consent of Guarantor, the Term of Guarantee shall last for the two years as from the expiration date of the term for fulfilling the debt as stipulated in the extension agreement. Provided that Party B announces to advance the maturity of the debt pursuant to the Master Contract, the Term of Guarantee shall last for the two years as from the date of the earlier maturity of the debt announced by Party B. In the event that the debt under the Master Contract is fulfilled on installments, then with respect to each debt, the Term of Guarantee shall be two years as from the expiration date of the term for fulfilling the last debt.

Article 4 Independence of the Guarantee Contract

The validity of this Contract is independent from the Master Contract. Failure of the Master Contract to be established or effective or invalidity, partial invalidity or revocation or rescission thereof shall not affect the effectiveness of this Contract. If the Master Contract is determined as not established or effective, invalid or partially invalid, or revoked or rescinded, Party A shall be jointly and severally liable for the debts arising from Borrower returning the property or compensating the losses.

Article 5 Amendment of the Master Contract

1 If party B and borrower agreed to amend the main agreement terms (including but not limited to payment method, loan account no., repayment account no., loan plan, repayment loan, value date, interest settlement date), Party A shall still undertake guarantee liabilities

2 The guarantee liabilities of Party A shall not be mitigated due to any one of the following events:

(1)      Restructuring, consolidation, merger, division, increase or decrease of the registered capital, joint venture, joint operation, change of the name of Party B or Borrower;

(2)      Party B entrusts a third party to fulfill its obligations under the Master Contract.

3. Where the Lender’s rights under the Master Contract are transferred, the guarantee hereunder shall be transferred therewith.

Article 6 Responsibility of Guarantee

1.
If the debts under the Master Contract matures or Party B announces the debts to be mature in advance pursuant to the provisions of the Master Contract or the law, where Borrower fails to fully repay the debts on time or Borrower violates other provisions of the Master Contract, Party A shall immediately undertake the guarantee liability within the Scope of Guarantee. Notwithstanding the foregoing, without the prior consent of Party A, where Party B and Borrower agree to extend the term for fulfilling the debt or increase the principal of the Lender’s right, Party A shall only be jointly and severally liable, pursuant to this Contract, for the debt under the Master Contract that has not been changed.

2.
No matter whether Party B has other guarantee for the debts under the Master Contract (including but not limited to such guarantee modes: guarantee, mortgage, pledge, letter of guarantee or standby letter of credit), no matter when it is established, whether it is valid, whether Party B files a claim against other guarantors, whether a third party agrees to undertake the whole or partial debts under the Master Contract, or whether other guarantee is provided by Borrower itself, the guarantee liability of Party A hereunder shall not be mitigated or exempted, Party B may directly require Party A to undertake the guarantee liability within its scope of guarantee as stipulated herein and Party A shall not raise any objection.

3.
In the event that Party A only provides the guarantee for the partial debt under the Master Contract, Party A agrees that, even if the debt under the Master Contract is partially discharged due to the settlement of Borrower, Party B’s fulfillment of other guarantee right or for any other reason, Party A shall still undertake the guarantee liability for the debt that is not discharged within the scope of the guarantee pursuant to this Contract.

4.
Provided that Party A only provides the guarantee for the partial debt under the Master Contract, and the debt under the Master Contract fails to be fully settled after Party A undertakes the guarantee liability, Party A undertakes that, its claims to the right of subrogation or the right to seek compensation (including the advance exercise) against other borrower or guarantor shall not cause any harm to the interest of Party B and agrees that the settlement of the debts under the Master Contract is superior to the fulfillment of Party A’s right of subrogation or the right to seek compensation.

To be more specific, prior to the full settlement of Party B’s Lender’s rights:

(1) Party A agrees not to claim for the right of subrogation or the right to seek compensation against other borrower or guarantor; if for any reason whatsoever, Party A fulfils the above rights, the amount it obtains shall be first used to settle the outstanding Lender’s right of Party B;

(2) Provided that the debts under the Master Contract has a security for things, Party A agrees not to file any claim for the security thing or the amount obtained from the disposal thereof, which shall be first used to settle the outstanding Lender’s right of Party B;

(3) Provided that Borrower or other guarantor provides counter-guarantee for Party A, the amount that Party A obtains based on the above counter-guarantee shall be first used to settle the outstanding Lender’s right of Party B.

5.
Party A has been fully aware of the interest rate risks. Provided that Party B adjusts the interest rate level, the method of calculating or settling the interests pursuant to the provisions of the Master Contract or the change to the interest policy of the State, which results in the increase of the interest, penalty interest or compound interest that Borrower shall repay, Party A shall be jointly and severally liable for the increased part.

Article 7 Other Obligations of Party A

1.	Party A shall supervise the use of the loan by Borrower (including the purposes)

2.
Party A shall provide information regarding the personal financial status and credit information to Party B according to the request of Party B and ensure its accuracy, authenticity, integrity and validity thereof. Without the written consent of Party B, Party A shall not provide guarantee for a third party that is beyond its capacity

3.
The occurrence of change of nationality, change of address, change of marriage situation, suffer major diseases, suffer administrative or criminal penalties, involve in significant civil law disputes, financial deterioration, unable to perform the normal duties, or losing or probably losing the guarantee capacity for any reason, Party A shall immediately inform Party B in writing and carry out the undertaking, transfer or commitment of the guarantee liability hereunder or provide a new guarantee for the performance of the Master Contract to be acknowledged by Party B.

4.
As the major shareholder or the actual controlling party, Party A should notify Party B if its enterprise exercise merger, splitting of entity, change of shareholders, increase of registered capital, joint venture or associating operating.

Article 8 Miscellaneous

2. Use of Party A’s Information

Party A agrees Party B to inquire about the credit status of Party A in the credit database established under the approval of the People’s Bank of China or credit competent authority or inquire the related entity or department and agrees Party B to provide Party A’s information to the credit database established under the approval of the People’s Bank of China or credit authority.

3. Public Announcement and Collection

With respect to the defaults of Party A, Party B shall be entitled to notify the related department or entity and to make public announcements for collection through the news media.

4. Evidence of Party A’s Records

Unless there is reliable and definite evidence to the contrary, the internal accounting records of Party B regarding the principal, interest, fees and re-payment records, documents, voucher prepared or kept by Party B that are generated during such business procedures as withdrawal, re-payment, interest payment that Borrower goes through and the records and vouchers of the loan-collection by Party B shall all constitute the definite evidence to prove the Lender’s right relationship under the Master Agreement. Party A shall not raise any objection only on the ground that the aforesaid records, accounts, documents and vouchers are unilaterally prepared or kept by Party B.

5. Reservations of Rights

Party B’s rights hereunder shall not affect and exclude any other rights it shall be entitled to pursuant to the laws, regulations and other contracts. Any tolerance, grace for any default or delay, or preference or suspension in exercising any right hereunder shall not be deemed as a waiver of the rights and interests hereunder or permission or approval of any breaches, nor shall it affect, prevent or obstruct continuous exercise of such right or any other right or result in Party B’s assumption of obligations and responsibilities to Party A.

In the event that Party B fails to or delays in exercising any right under the Master Contract or fails to exhaust any remedy under the Master Contract, the guarantee responsibility of Party A hereunder shall not be mitigated or exempted. However, provided that Party B exempts the debts under the Master Contract, the guarantee responsibility of Party A hereunder shall be mitigated or exempted accordingly.

6. Dissolution or Bankruptcy of Borrower

Where Party A obtain the information that Borrower enters into dissolution or bankruptcy procedure, Party A shall inform Party B to file claims. In the meantime, it shall take part in the dissolution or bankruptcy procedure promptly and exercise the right to recourse first. Provided that Party A knows or should know Borrower enters into dissolution or bankruptcy procedures but fails to first exercise the right to recourse promptly, the losses thereof shall be solely undertaken by Party A.

Notwithstanding the provisions in the second sub-paragraph of the fifth paragraph of this clause, during the bankruptcy procedure of Borrower, in the event that Party B enters into a reconciliation agreement with Borrower or agrees to the re-construction plan, Party B’s rights hereunder shall not be damaged due to the reconciliation agreement or re-construction plan and the guarantee responsibility of Party A shall not be mitigated or exempted. Party A shall not use the conditions as stipulated in the reconciliation agreement or reconstruction plan to oppose the rights and claims of Party B. With respect to the part of the Lender’s rights that Party B makes compromises to Borrower in the reconciliation agreement or the re-construction plan and hence is not settled, Party B shall still be entitled to request Party A to continuously settle.

7. Where there is a change to the correspondence address or contact of Party A, Party A shall immediately notify Party B. Any losses arising from failure to notify Party B promptly shall be solely undertaken by Party A.

8. Settlement of Disputes

Any dispute arising from the performance of this Contract may be settled through negotiations, failing which, it shall be settled in the 1st way as follows.

(1)           Bring a lawsuit before the people’s court at Party B’s location.

(2)           Submit to intentionally left blank Arbitration Commission (the place of arbitration is intentionally left blank) for arbitration in accordance with rules in effect at the time of applying for arbitration. The arbitration award shall be final and binding upon both parties.

During the litigation or arbitration, the provisions of this Contract that are not in dispute shall continue to be implemented.

9. Conditions for the Effectiveness of this Contract

The Contract shall come into force as soon as being signed or sealed by Party A or Party’s authorized proxy and Party B’s principal or authorized agent.

10. This Contract is in bipartite.

11. Other Provisions (Remain Blank)

Article 9 Representation and Warranty of Party A

1. Party A clearly knows the business scope and scope of authorization of Party B.

2. Party A has already read all the clauses of this contract and the Master Contract. Upon Party A’s request, Party B has already explained the clauses of this Contract and the Master Contract. Party A is completely aware of and fully understands the meaning and the corresponding legal consequences of the clauses of this Contract and the Master Contract.

3. Party A has the legal qualification to be Guarantor.

4. Party A acknowledges that it fully understands the conditions of Borrower’s assets, debts, operation, credit and credibility, whether Borrower has the subject qualification and authority to sign the Master Contract and all the contents of the Master Contract.

Party A or Authorized Proxy (Signature): /s/ Xu Kecheng and /s/ Zho Fangqin           Jan 13, 2010

Party B (Company’s seal):

Person in Charge or Authorized Agent (Signature): /s/ Authorized Person         Jan 13, 2010

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担保006

保 证 合 同

（自 然 人）

月印制

中国建设银行
China Construction Bank
浙江省分行

合同编号：6172009992010004

保证人（甲方）：徐克成 证件名称及号码：

住所：长兴和平城 邮政编码：

电话：6267588

债权人（乙方）：中国建设银行股份有限公司长兴支行

住所：长兴雉城镇长兴前西街18号 邮政编码：313100

负责人：王伟

传真： 电话：6024028

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为确保长兴昌盛电气有限公司（以下称“债务人”）与乙方签订的编号为64730012302010054的《人民币资金借款合同》（以下称“主合同”）的履行，保障乙方债权的实现，甲方愿意为债务人在主合同项下的债务提供连带责任保证。甲乙双方经协商一致，订立本合同，以便共同遵守。

第一条 保证范围

本合同的保证范围为以下第壹种：

一、主合同项下全部债务，包括但不限于全部本金、利息（包括复利和罚息）、违约金、赔偿金、债务人应向乙方支付的其他款项（包括但不限于有关手续费、电讯费、杂费、国外受益人拒绝承担的有关银行费用等）、乙方实现债权与担保权利而发生的费用（包括但不限于诉讼费、仲裁费、财产保全费、差旅费、执行费、评估费、拍卖费、公证费、送达费、公告费、律师费等）。

二、主合同项下本金（币种）此栏空白（金额大写）此[illegible]及利息（包括复利和罚息）、违约金、赔偿金、债务人应向乙方支付的其他款项（包括但不限于有关手续费、电讯费、杂费、国外受益人拒绝承担的有关银行费用等）、乙方实现债权与担保权利而发生的费用（包括但不限于诉讼费、仲裁费、财产保全费、差旅费、执行费、评估费、拍卖费、公证费、送达费、公告费、律师费等）。

第二条 保证方式

甲方在本合同项下提供的保证为连带责任保证。

第三条 保证期间

自本合同生效之日起至主合同项下债务履行期限届满之日后两年止。甲方同意债务展期的，保证期间至展期协议重新约定的债务履行期限届满之日后两年止。若乙方根据主合同约定，宣布债务提前到期的，保证期间至乙方宣布的债务提前到期日后两年止。如果主合同项下的债务分期履行，则对每期

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债务而言，保证期间均至最后一期债务履行期限届满之日后两年止。

第四条　保证合同的独立性

本合同的效力独立于主合同，主合同不成立、不生效、无效、部分无效或被撤销、被解除并不影响本合同的效力。如主合同被确认为不成立、不生效、无效、部分无效或被撤销、被解除，则甲方对于债务人因返还财产或赔偿损失而形成的债务也承担连带责任。

第五条　主合同变更

一、如果乙方与债务人协议变更主合同条款（包括但不限于变更偿还币种、还款方式、贷款账号、还款账号、用款计划、还款计划、起息日、结息日、在债务履行期限不延长的情况下债务履行期限的起始日或截止日变更），甲方同意对变更后的主合同项下债务承担连带保证责任。

但未经甲方事先同意，乙方与债务人协议延长债务履行期限或增加债权本金金额的，甲方仅依照本合同的约定对变更前的主合同项下债务承担连带保证责任。

二、甲方的保证责任不因出现下列任一情况而减免：

（一）乙方或债务人发生改制、合并、兼并、分立、增减资本、合资、联营、更名等情形；

（二）乙方委托第三方履行其在主合同项下的义务。

三、主合同项下债权或债务的转移行为未生效、无效、被撤销、被解除，甲方仍按照本合同对乙方承担连带保证责任。

第六条　保证责任

一、如果主合同项下债务到期或者乙方根据主合同的约定或法律规定宣布债务提前到期，债务人未按时足额履行，或者债务人违反主合同的其他约定，甲方应在保证范围内承担保证责任。

二、无论乙方对主合同项下的债权是否拥有其他担保（包括但不限于保

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证、抵押、质押、保函、备用信用证等担保方式），不论上述其他担保何时成立、是否有效、乙方是否向其他担保人提出权利主张，也不论是否有第三方同意承担主合同项下的全部或部分债务，也不论其他担保是否由债务人自己所提供，甲方在本合同项下的保证责任均不因此减免，乙方均可直接要求甲方依照本合同约定在其保证范围内承担保证责任，甲方将不提出任何异议。

三、如果甲方只对主合同项下的部分债务提供保证，则甲方同意，即使因债务人清偿、乙方实现其他担保权利或任何其他原因导致主合同项下的债务部分消灭，甲方仍应按照本合同的约定在保证范围内对尚未消灭的债务承担保证责任。

四、如果甲方只为主合同项下的部分债务提供保证，在其承担保证责任后主合同项下的债务仍未获完全清偿，则甲方承诺，其向债务人或其他担保人主张（包括预先行使）代位权或追偿权，不应使乙方利益受到任何损害，并同意主合同项下债务的清偿优先于甲方代位权或追偿权的实现。

具体而言，在乙方债权未被全部清偿前，

（一）甲方同意不向债务人或其他担保人主张代位权或追偿权；如因任何原因，甲方实现了上述权利，则应将所获款项优先用于清偿乙方尚未获偿的债权；

（二）主合同项下的债务如有物的担保，甲方同意不以行使代位权为由或任何其他原因对该担保物或其处分后所得价款提出权利主张，上述担保物及所得价款应优先用于清偿乙方尚未获偿的债权；

（三）若债务人或其他担保人为甲方提供了反担保，则甲方基于上述反担保而获得的款项应优先用于清偿乙方尚未获偿的债权。

五、甲方已充分认识到利率风险。如果乙方根据主合同的约定或者国家的利率政策变化而调整利率水平、计息或结息方式，导致债务人应偿还的利

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息、罚息、复利增加的，对增加部分，甲方也承担连带保证责任。

六、如果除主合同项下的债务外，债务人对乙方还负有其他到期债务，乙方有权划收债务人在中国建设银行系统开立的账户中的人民币或其他币种的款项首先用于清偿任何一笔到期债务，甲方的保证责任不因此发生任何减免。

第七条　甲方的其他义务

一、甲方应对债务人借款使用情况（包括用途）进行监督。

二、甲方应如实向乙方提供其财产情况和个人信用等有关资料，并保证上述资料的准确、真实、完整与有效性；未经乙方书面同意，甲方不得向第三方提供超出其自身负担能力的担保。

三、甲方发生国籍变更、住所地变更、婚姻情况变动、重大疾病、受到行政或刑事处罚、涉及重大民事法律纠纷、财务状况恶化，或者因任何原因丧失或可能丧失担保能力，应立即书面通知乙方，并按照乙方要求落实本合同项下保证责任的承担、转移或承继，或者为主合同的履行提供令乙方满意的新担保。

四、甲方作为控股股东或实际控制人的企业发生合并、分立、股权变动、增减资本、合资、联营等情形，甲方应及时通知乙方。

第八条　其他条款

一、　应付款项的划收

对于甲方在本合同项下的全部应付款项，乙方有权从甲方在中国建设银行系统开立的账户中划收人民币或其他币种的相应款项，且无须提前通知甲方。需要办理结售汇或外汇买卖手续的，甲方有义务协助乙方办理，汇率风险由甲方承担。

二、甲方信息的使用

甲方同意乙方向中国人民银行个人信用信息基础数据库及信贷征信主

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管部门批准建立的个人信用数据库或有关单位、部门及个人查询甲方的信用状况，查询获得的信用报告限用于中国人民银行颁布的《个人信用信息基础数据库管理暂行办法》规定用途。甲方还同意乙方将甲方信用信息提供给中国人民银行个人信用信息基础数据库及信贷征信主管部门批准建立的个人信用数据库。甲方并同意，乙方为业务需要也可以合理使用并披露甲方信息。

三、公告催收

对甲方的违约情形，乙方有权向有关部门或单位予以通报，有权通过新闻媒体进行公告催收。

四、乙方记录的证据效力

除非有可靠、确定的相反证据，乙方有关本金、利息、费用和还款记录等内容的内部账务记载，乙方制作或保留的债务人办理提款、还款、付利息等业务过程中发生的单据、凭证及乙方催收贷款的记录、凭证，均构成有效证明主合同项下债权关系的确定证据。甲方不能仅因为上述记录、记载、单据、凭证由乙方单方制作或保留，而提出异议。

五、权利保留

乙方在本合同项下的权利并不影响和排除其根据法律、法规和其它合同所享有的任何权利。任何对违约或延误行为施以任何宽容、宽限、优惠或延缓行使本合同项下的任何权利，均不能视为对本合同项下权利、权益的放弃或对任何违反本合同行为的许可或认可，也不影响、阻止和妨碍对该权利的继续行使或对其任何其它权利的行使，也不因此导致乙方对甲方承担义务和责任。

即使乙方不行使或延缓行使主合同项下的任何权利或未用尽主合同项下的任何救济，甲方在本合同项下的保证责任并不因此减免，但是乙方若减免主合同项下债务，甲方在本合同项下的保证责任相应减免。

六、债务人解散或破产

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甲方知道债务人进入解散或破产程序后，应当立即通知乙方申报债权，同时自己应及时参加解散或破产程序，预先行使追偿权。甲方知道或者应当知道债务人进入解散或破产程序，但未能及时预先行使追偿权的，其损失由甲方自行承担。

尽管有本条第五款第二项的约定，在债务人破产程序中，如果乙方与债务人达成和解协议，或者同意重整计划，本合同项下乙方的权利不因和解协议或重整计划而受到损害，甲方的保证责任不予以减免。甲方不得以和解协议、重整计划规定的条件对抗乙方的权利主张。乙方在和解协议、重整计划中对债务人作出让步而未能获得清偿的债权部分，仍有权要求甲方继续予以清偿。

七、甲方的通讯地址或联系方式如发生变动，应立即书面通知乙方，因未及时通知而造成的损失由甲方自行承担。

八、 争议解决方式

本合同在履行过程中发生争议，可以通过协商解决，协商不成，按以下第__壹__种方式解决：

1.向乙方住所地人民法院起诉。

2.提交__此栏空白__仲裁委员会（仲裁地点为__此栏空白__），按照申请仲裁时该会现行有效的仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。

在诉讼或仲裁期间，本合同不涉及争议部分的条款仍须履行。

九、 合同生效条件

本合同经甲方或授权代理人签字及乙方负责人或授权代理人签字或加盖公章后生效。

十、 本合同一式__贰__份。

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十一、　其他约定事项

以下空白 ________________________；

________________________；

________________________。

第九条　甲方陈述与保证

一、甲方清楚地知悉乙方的经营范围、授权权限。

二、甲方已阅读本合同及主合同所有条款。应甲方要求，乙方已经就本合同及主合同做了相应的条款说明。甲方对本合同及主合同条款的含义及相应的法律后果已全部通晓并充分理解。

三、甲方具备担当保证人的合法资格。

四、甲方确认自己对债务人的资产、债务、经营、信用、信誉等情况、是否具备签订主合同的主体资格和权限以及主合同的所有内容已经充分了解。

甲方或授权代理人（签字）：周芳黎　徐成

2010 年 1 月 13 日

乙方（公章）：

负责人或授权代理人（签字）：王峰

2010 年 1 月 13 日

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